                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 9, 1997



                           HALTER MARINE GROUP, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                    1-12159                  75-2656828
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)




          13085 INDUSTRIAL SEAWAY ROAD,
             GULFPORT, MISSISSIPPI                        39503
     (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: 601/896-0029

ITEM 5.   OTHER EVENTS

          On September 10, 1997, Halter Marine Group, Inc. ("Halter") issued a press release (the "Press Release") regarding the commencement of its Rule 144A offering of convertible subordinated debt. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

          Exhibit 99.10 - Press release of Registrant dated September 10, 1997

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALTER MARINE GROUP, INC.



Date: September 10, 1997                By: /s/ Keith L. Voigts
                                           -------------------------------------
                                           Keith L. Voigts
                                           Senior Vice President


                                      -3-